EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Aoxin Tianli Group, Inc. (the "Company") on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wocheng Liu, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2017	/s/ Wocheng Liu
Wocheng Liu Co-Chief Executive Officer